Dividends	6 Months Ended
Jun. 30, 2018
Interim Financial Reporting [Abstract]
Dividends
Dividends
Dividends payable
On 26 July 2018 BP announced an interim dividend of 10.25 cents per ordinary share which is expected to be paid on 21 September 2018 to ordinary shareholders and American Depositary Share (ADS) holders on the register on 10 August 2018. The corresponding amount in sterling is due to be announced on 11 September 2018, calculated based on the average of the market exchange rates for the four dealing days commencing on 5 September 2018. Holders of ADSs are expected to receive $0.615 per ADS (less applicable fees). A scrip dividend alternative is available, allowing shareholders to elect to receive their dividend in the form of new ordinary shares and ADS holders in the form of new ADSs. Details of the second quarter dividend and timetable are available at bp.com/dividends and details of the scrip dividend programme are available at bp.com/scrip.

	Second	Second	First	First
	quarter	quarter	half	half
	2018	2017	2018	2017
Dividends paid per ordinary share
cents	10.000	10.000	20.000	20.000
pence	7.444	7.756	14.613	15.915
Dividends paid per ADS (cents)	60.00	60.00	120.00	120.00
Scrip dividends
Number of shares issued (millions)	34.5	70.1	57.9	185.2
Value of shares issued ($ million)	266	420	421	1,062